SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                   FORM 8-K/A


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of Earliest Event Reported) July 31, 1996





                  ELECTRONIC MANUFACTURING SERVICES GROUP, INC.
             (Exact name of registrant as specified in its charter)

       Delaware                   0-23528                   13-3421337
(State or other jurisdiction  (Commission File No.)   (I.R.S. Employer
    of incorporation)                                  Identification Number)



            6638 Old Wake Forest Road, Raleigh, North Carolina 27604
                    (Address of principal executive offices)


                                 (919) 876-6049
              (Registrant's telephone number, including area code)


 J.A. Industries, Inc., 34A-2755 Lougheed Highway, Port Coquitlam, B.C. V3B 5Y9
                                     Canada
          (Former name or former address, if changed since last report)

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

Except for the Unaudited Pro Forma Consolidated Operating Statement for the nine months ended May 31, 1996, and the Unaudited Interim Consolidated Financial Statements, all of which are filed with this report, the material listed in Items 7(a) and 7(b) has been previously filed with the registrant's Proxy Statement dated July 10, 1996.

         (a)      Financial Statements of Business Acquired.

                  Unaudited Interim Consolidated Financial Statements

                           Unaudited Consolidated Balance Sheets for the nine months ended May 31, 1995 and 1996

                           Unaudited Consolidated Income Statements for the nine months ended May 31, 1995 and 1996

                           Unaudited Consolidated Statements of Cash Flows for the nine months ended May 31, 1995 and 1996

                           Notes to Unaudited Consolidated Financial Statements

                  Audited Annual Consolidated  Financial Statements

                           Independent Auditors' Report

                           Consolidated Balance Sheets for the years ended August 31, 1995 and 1994

                           Consolidated Statements of Income (Loss) for the years ended August 31, 1995 and 1994

                           Consolidated Statements of Stockholders' Deficit for the years ended August 31, 1995 and 1994

                           Consolidated Statements of Cash Flows for the years ended August 31, 1995 and 1994

                           Notes to Consolidated Financial Statements

         (b)      Unaudited Pro Forma Financial Information

                           UnauditedPro Forma Condensed  Consolidated  Operating
                                    Statement  for the nine months ended May 31,
                                    1996

                           UnauditedPro  Forma  Condensed  Consolidated  Balance
                                    Sheet for the six months ended  February 29,
                                    1996

         (c)      Exhibits.

                  Exhibit No.            Description of Exhibit

                  23                     Consent of KPMG Peat Marwick LLP

Unaudited interim consolidated financial statements of Kenmar, as of May 31, 1996:



                       KENMAR BUSINESS GROUPS, INC.
                        CONSOLIDATED BALANCE SHEETS
                       MAY 31, 1996 AND MAY 31, 1995
                                 UNAUDITED
                                                                     MAY 31,             MAY 31,
                                                                      1996                1995
                                  ASSETS

CURRENT ASSETS
    CASH AND CASH EQUIVALENTS                                   $     498,313        $    233,836
    ACCOUNTS RECEIVABLE - TRADE, NET OF
       ALLOWANCE OF $5,500 IN 1996 AND $16,181 IN 1995                538,546           2,199,531
    INVENTORIES - NET OF RESERVES OF $163,734 IN 1996
        AND $322,514 IN 1995                                          193,363           1,464,408
    PREPAID EXPENSES AND OTHER CURRENT ASSETS                         100,659              57,348
                                                                 ------------         -----------
          TOTAL CURRENT ASSETS                                      1,330,881           3,955,123
                                                                 ------------         -----------
PROPERTY AND EQUUIPMENT - NET                                         616,072             848,592
                                                                 ------------         -----------
OTHER ASSETS
    DEPOSITS AND OTHER ASSETS                                         122,932              39,466
    COST IN EXCESS OF NET ASSETS OF ACQUIRED
        BUSINEES - NET OF ACUMULATED AMORTIZATION
        OF $217,125 IN 1996 AND $38,750 IN 1995                        82,875             261,250
                                                                 ------------         -----------
          TOTAL OTHER ASSETS                                          205,807             300,716
                                                                 ------------         -----------
              TOTAL ASSETS                                      $   2,152,760        $  5,104,431
                                                                 ============         ===========
                  LIABILITIES AND STOCKHOLDERS' (DEFICIT)

CURRENT LIABILITIES
    LINE OF CREDIT                                              $           -        $  1,922,849
    ACCOUNTS PAYABLE - TRADE                                          571,388           2,250,669
    CURRENT MATURITIES OF LONG TERM DEBT                               38,607             135,240
    CURRENT OBLIGATIONS UNDER CAPITAL LEASES                           72,517              35,203
    OTHER ACCRUED LIABILITIES                                          60,994             143,366
                                                                 ------------         -----------
       TOTAL CURRENT LIABILITIES                                      743,506           4,487,327
                                                                 ------------         -----------
LONG-TERM DEBT, LESS CURRENT MATURITIES                               505,886             620,514
                                                                 ------------         -----------
LONG-TERM OBLIGATIONS - CAPITAL LEASES                                134,094              85,365
                                                                 ------------         -----------
EMSG SYSTEMS  DIVISION, INC. - PREFERRED SHARES                       786,172             703,929
                                                                 ------------         -----------
STOCKHOLDERS' (DEFICIT)
    COMMON STOCK, $1 PAR VALUE; AUTHORIZED 100,OOO
        SHARES IN 1996 AND 1995                                        64,714              64,714
    ADDITIONAL PAID-IN CAPITAL                                        243,226             243,226
    RETAINED EARNINGS                                                (324,838)         (1,100,644)
                                                                 ------------         -----------
        TOTAL STOCKHOLDERS' (DEFICIT)                                 (16,898)           (792,704)
                                                                 -------------        -----------
  TOTAL LIABILITIES AND STOCKHOLDERS'  (DEFICIT)                $    2,152,760       $  5,104,431
                                                                 =============        ===========




                       KENMAR BUSINESS GROUPS, INC.
                           STATEMENTS OF INCOME
          NINE-MONTH PERIODS ENDED MAY 31, 1996 AND MAY 31, 1995
                                 UNAUDITED
                                                                                 NINE
                                                                             MONTHS ENDING
                                                                                 MAY 31,        MAY 31,
                                                                                  1996           1995

SALES                                                                       $    2,151,951  $  12,515,593
COST OF GOODS SOLD                                                               2,169,631     11,274,714
                                                                             -------------   ------------
        GROSS PROFIT (LOSS)                                                        (17,680)     1,240,879
                                                                             -------------   ------------

GENERAL, SELLING AND ADMINISTRATIVE EXPENSES                                       656,640        670,274
                                                                             -------------   ------------

          OPERATING INCOME (LOSS)                                                 (674,320)       570,605
                                                                             -------------   ------------

OTHER INCOME (EXPENSE)
    INTEREST INCOME                                                                35,460           3,097
    INTEREST EXPENSE                                                              (43,250)       (224,448)
    OTHER INCOME                                                                        -               -
                                                                              -----------    ------------
        OTHER INCOME (EXPENSE), NET                                                (7,790)       (221,351)
                                                                              -----------    ------------
        INCOME (LOSS) BEFORE EXTRAORDINARY ITEM AND
           INCOME TAXES                                                          (682,110)        349,254

EXTRAORDINARY ITEM                                                              1,728,552               -
INCOME TAXES                                                                        1,050               -
                                                                              -----------     -----------
        NET INCOME                                                              1,047,492         349,254

ACCRETION OF PREFERRED STOCKS                                                     (43,920)        (40,500)
UNDECLARED DIVIDEND ON PREFERRED STOCK                                            (12,408)        (37,221)

                                                                              -----------     -----------
        NET INCOME APPLICABLE TO COMMON STOCKHOLDERS                              991,164         271,533
                                                                              -----------     -----------
WEIGHTED AVERAGE NUMBER OF SHARES                                                 64,714           61,817
                                                                              -----------     -----------
INOME (LOSS) PER COMMON SHARE BEFORE
    EXTRAORDINARY ITEM                                                             (11.39)           4.39
EXTRAORDINARY ITEM PER COMMON SHARE                                                 26.71
NET INCOME PER COMMON SHARE                                                         15.32            4.39





                       KENMAR BUSINESS GROUPS, INC.
                          STATEMENTS OF CASH FLOW
                                 UNAUDITED
                                                                  NINE
                                                             MONTHS ENDING
                                                                 MAY 31,          MAY 31,
                                                                  1996             1995
CASH FLOW FROM OPERATING ACTIVITIES:
    NET INCOME:                                              $   1,047,492     $   349,254
ADJUSTMENTS TO RECONCILE NET INCOME TO NET CASH
    PROVIDED BY (USED IN) OPERATING ACTIVITIES:
       DEPRECIATION AND AMORTIZATION                               171,171         226,780
       CHANGES IN OPERATING ASSETS AND LIABILITIES:
         (INCREASE) IN ACCOUNTS RECEIVABLE                        (265,484)        (60,410)
         (INCREASE) DECR. IN DEPOSITS AND OTHER ASSETS             (84,534)        123,754
         DECREASE (INCREASE) IN INVENTORIES                        138,177         (87,416)
         DECREASE IN RECOVERABLE INCOME TAX                              -         103,205
         DECREASE (INCR.) IN PREPAID EXP AND OTHER ASSETS            5,619         (35,860)
         (DECREASE) IN ACCOUNTS PAYABLE                         (1,635,147)       (703,763)
         (DECREASE) IN OTHER ACCRUED LIABILITIES                  (364,962)        (11,341)
                                                              ------------      ----------
     NET CASH PROVIDED BY (USED IN) OPERATING ACTIVITIES          (987,668)        (95,797)
                                                              ------------      ----------
CASH FLOW FROM INVESTING ACTIVITIES:
    CAPITAL EXPENDITURES, NET OF WRITE-OFFS                      (177,800)         (40,177)
                                                              -----------       ----------
CASH FLOW FROM FINANCING ACTIVITIES:
    PROCEEDS FROM ISSUANCE OF COMMON STOCK                              -            6,517
    NET BORROWING ON LINE OF CREDIT                                     -          525,896
    PRINCIPAL PAYMENTS ON LONG TERM DEBT                          (37,887)        (194,552)
    PRINCIPAL PAYMENTS ON CAPITAL LEASE OBLIGATIONS               (34,649)         (42,529)
    NEW CAPITAL LEASE                                             138,400                -
    REPURCHASE OF COMMON STOCK                                       (625)               -
    CANCELLATION OF CAPITAL LEASE                                  (9,272)               -
    DIVIDENDS PAID                                                (24,816)               -
                                                              -----------       ----------
      NET CASH PROVIDED BY (USED IN) FINANCING ACTIVITIES          31,151          295,332
                                                              -----------       ----------
      NET INCREASE (DECR.) IN CASH AND CASH EQUIVALENTS        (1,134,317)         159,358
                                                              -----------       ----------
CASH AND CASH EQUIVALENTS:
      BEGINNING OF PERIOD                                       1,632,630           74,478
                                                              -----------       ----------
      END OF PERIOD                                          $    498,313      $   233,836
                                                              -----------       ----------



                          KENMAR BUSINESS GROUPS, INC.

              NOTES TO UNAUDITED CONSOLIDATED CONDENSED STATEMENTS


(1) BASIS OF PRESENTATION

     The accompanying Consolidated Condensed Financial Statements are unaudited. In management's opinion, all adjustments necessary for a fair presentation have been made. The accompanying financial information should be read in conjunction with Kenmar Business Group's ("Kenmar's") annual audited financial statements for the year ended August 31, 1995.


(2) INVENTORIES

                                                  August 31,  May 31,
                                                     1995       1996
                                                  ---------- --------
    Raw materials...............................  $193,649   $114,263
    Work-in-process.............................   111,330     67,324
    Finished goods..............................    26,561     11,776
                                                  ---------- --------
                                                   $331,540  $193,363
                                                  ---------- --------

(3) EXTRAORDINARY ITEMS:

     On September 18, 1995, Kenmar signed an agreement with its larger customer. The provisions of the agreement relieved Kenmar of trade accounts payable to the customer and other suppliers of $1,217,162. The agreement provided the customer relief of trade payables to Kenmar of $48,000 and required the customer to pay cash to Kenmar in the amount of $250,000. This agreement also provided for the release of both parties from any claims that might arise from past business relations or transactions.

     During the nine months ended May 31, 1996, Kenmar renegotiated $1,097,881 of its accounts payable balances with its major suppliers. These renegotiations resulted in the suppliers forgiving $511,390 of the amounts due in return for payments of 25% of the remaining balance due principally in September and October 1995 with a further 25% due in four quarterly installments beginning January 1, 1996.

      The above transactions resulted in an extraordinary gain of $1,728,552 (net of legal and other consulting fees of $107,400) or $26.71 per common share and are included in the accompanying unaudited condensed statement of income for the nine months ended May 31, 1996.

Item 7(b)

Pro forma financial information, as of May 31, 1996:

                  ELECTRONIC MANUFACTURING SERVICES GROUP INC.
              PRO FORMA CONDENSED CONSOLIDATED OPERATING STATEMENT
                  For The Nine Month Period Ending May 31, 1996


The  Following  represents  the  unaudited  pro  forma  condensed   consolidated
operating statement for May 31, 1996, assuming the transactions described in this report were consummated on August 31, 1995:

     (1) Record disposal of Hutronix, Inc. as of  November 23, 1995.


                                             J.A.
                                         Industries                                 Kenmar
                                           Inc. and                                Business
                                          Subsidiaries                             Group, Inc.
                                           For The                                  For The
                                           Six Month                                Nine Month
                                            Period                                   Period
                                             Ended        Record        J.A.          Ended
                                           December      Disposal    Industries,        May        Pro Forma          Pro Forma
                                               31,      of Hutronix,    Inc.,            31,        Merger         Consolidated
                                           1995 (a)      Inc. (1)     As Adusted       1996 (a)    Adjustments         Amounts
                                            -------      -------      -----------     --------     -----------        --------

Revenue ...............................$   709,747    $  (709,747)     $    --      $ 2,151,951                    $ 2,151,951
Cost  of  Sales .......................    606,707       (606,707)          --        2.169,631                      2,169,631
                                         -----------                                 -----------                     -----------
     Gross Profit (Loss) ..............    103,040                          --          (17,680)                       (17,680)
General, Selling and Administrative ...    550,879       (157,231)       393,648        656,640                      1,050,288
                                         -----------                 -----------    -----------                      -----------
      Operating Loss ..................   (447,839)                     (393,648)      (674,320)                    (1,067,968)
Other Expense .........................    (74,591)           (86)       (74,677)        (7,790)                       (82,467)
                                         -----------                  -----------   -----------                      -----------
Loss before Income Taxes ..............   (522,430)                     (468,325)     (682,110)                     (1,150,435)
                                         -----------                  -----------

Income Taxes ..........................                                                  1,050                           1,050
                                                                                    -----------                    -----------
Net Income from Continuing ............       --
       Operations .....................   (522,430)                     (468,325)      (681,060)                    (1,149,385)
Accretion of Perferred Stock
                                              --                            --          (43,920)                       (43,920)
Undeclared Dividends on Preferred
        Stock .........................       --                            --          (12,408)                       (12,408)
                                         -----------                   -----------  -----------                     -----------
Net Loss from Continuing
        Operations Applicable to Common
        Shareholders ..................$  (522,430)                   $  (468,325)  $  (737,388)                   $(1,205,713)
                                        ===========                    ===========  ===========                     ===========

Net Loss per Share from Continuing
        Operations ....................$     (0.07)                   $      (.06)  $    (11.39)                   $      (.21)
                                        ===========                    ===========  ===========                     ===========

Weighted Average Shares Outstanding..    7,696,310                       7,696,310       64,714                      5,527,452



(a) J.A. Industries, Inc.'s operating statement was prepared using the Company's December 31, 1995 six month operating Statement. Kenmar Business Group, Inc.'s operating statement was prepared using their May 31, 1996 nine month operating statement. J.A. Industries, Inc. did not enter into any significant transactions subsequent to December 31, 1995 that would materially distort the operating results of the pro forma combined company for the nine month period ended May 31, 1996.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                  ELECTRONIC MANUFACTURING SERVICES GROUP, INC.



October 15, 1996                                     /s/ Kenneth H. Marks
Date                                                 Kenneth H. Marks
                                                     Chief Executive Officer

                                  EXHIBIT INDEX



Exhibit                  Description

23                Consent of KPMG Peat Marwick LLP